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                                                                    EXHIBIT 10.8


Summary:  Lease Agreement Gunding

     A lease agreement dated August 10, 1990, between Josef and Maria Kranz (lessor) and Laser-Optronic GmbH (lessee) relating to the property and buildings in Gunding, Neufeldstrasse 16, Germany, as amended by the 1st Amendment dated October 23, 1995.

     The agreed monthly rent amounts to DM 39,082.50 plus VAT.

     The lease has a minimum term until October 31, 2005, subject to prior termination by the lessee (at the earliest as of October 31, 2000) with a notice period of one year. It is automatically extended for further periods of one year each, unless terminated by either party with a notice period of two years.

     The lessee has the right to sublease with the prior written consent of the lessor which may only be withheld if the sublease would result in a business or personal disadvantage to the lessor.

                                  MIETVERTRAG
                                  -----------


zwischen:  Herrn Josef Kranz/Frau Maria Kranz
     Hauptstrasse 12
     8066 Gunding

- -  nachstehend "Vermieter" genannt-


und    Laser-Optronic GmbH
     Neufeldstrasse 16
     8066 Gunding

- -  nachstehend "Mieterin" genannt -


(S) 1 -  Mietobjekt
- -------  ----------

1. Der Vermieter ist Eigentumer des bebauten Grundstuckes in 8066 Gunding, Neufeldstrasse 16 im Lageplan (Anlage 1) gelb gekennzeichnet.

2. Der Vermieter vermietet an die Mieterin des Abs. (1) aufgefuhrte Grundstuck nebst des darauf errichteten Gebaudes (gemass Anlage 2). Im einzelnen:

     = ca. 1770 m/2/

     - nachstehend "Mietflache" genannt -

     Die vermieteten Baulichkeiten und Freiflachen sind auf dem beigefugten Lageplan (Anlage 1) eingezeichnet. Dieser Plan ist Bestandteil des Mietvertrages.

3 . Die Verkehrssicherung fur das gemietete Grundstuck und Gebaudee ist ausschliesslich Sache der Mieterin.

4. Die Mieterin wird nach Fertigstellung die Mietsache abnehmen und in einem getrennten Protokoll bestatigen. Die von der Mieterin in Abstimmung mit dem Vermieter vorgenommenen Umbauten einschliesslich aller Einbauten und Anpassungen ergeben sich aus dem von der Mieterin gefuhrten
     Anlagenverzeichnis, in welches der Vermieter berechtigt ist, Einsicht zu nehmen und sich davon Abschriften oder Ablichtungen anzufertigen.

5. Die Mieterin hat das Recht, das Objekt mit Firmen- und Werbeschildern sowie Leuchtschriften auszustatten, soweit davon nicht Interessen des Vermieters oder anderer Mieter beruhrt werden. Die gegebenenfalls dafur
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     erforderlichen behordlichen Genehmigungen werden von der Mieterin eingeholt. Die Rechte des Vermieters, ebenfalls Werbeschilder u.a. anzubringen, sind dadurch nicht beruhrt, solange weitere Mieter oder der Eigentumer das Grundstuck auch nutzen.


(S) 2 -  Vertragszweck
- -------  -------------

1. Die Mietflachen werden von der Mieterin fur ihren Fertigungsbetrieb und als Buroraume genutzt. Eine andere Nutzung bedarf der schriftlichen Zustimmung des Vermieters. Diese kann nur aus wichtigem Grund verweigert werden.


2. Der Mieterin ist es gestattet, die Mietflachen zu gleichen Zwecken auch durch das Haus Siemens und verbundene Gesellschaften mitbenutzen zu lassen.


(S) 3 -  Mietzeit
- -------  --------

1. Das Mietverhaltnis beginnt am 01.06.1990 und lauft ab diesem Zeitpunkt, vorbehaltlich der Regelung in Satz 2, fest bis zum 31.05.2000. Die Mieterin kann das Mietverhaltnis vorzeitig erstmals zum 31.05.1995 mit einer Frist von einem Jahr kundigen, hat jedoch fur einen Nachmieter zu sorgen. In diesem Falle sind die speziellen Einbauten, sofern nicht vom Nachmieter ubernommen, in Hohe des Restwertes (Basis DM 500.000) von der Mieterin zu ubernehmen.

2. Nach Ablauf der Festmietdauer von 10 Jahre verlangert sich das Mietverhaltnis um weitere Festlaufzeiten von jeweils 1 Jahr, sofern das Mietverhaltnis nicht von einer der beiden Seiten mit einer Frist von zwei Jahren zum Ablauf der jeweiligen Festlaufzeit gekundigt worden ist.

3. Die Kundigung hat schriftlich zu erfolgen und ist mittels eingeschriebenen Briefes zu ubersenden.


(S) 4 -  Untervermietung
- -------  ---------------

     Die Mieterin hat das Recht, die Mietflache ganz oder teilweise unterzuvermieten. Dazu bedarf es der schriftlichen Zustimmung des Vermieters, die aber nur dann verweigert werden kann, wenn dem Vermieter geschaftliche oder personliche Nachteile entstehen konnten.
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(S) 5 -  Mietzins
- -------  --------

1. Der Mietzins betragt fur die in (S) 1 Abs. (2) aufgefuhrten Mietfachen sowie die mitvermieteten Einrichtungen monatlich DM 12,50 pro m/2/.

     Insgesamt ergibt sich ein Mietzins von monatlich ca. DM 22.125,-- zuzuglich der jeweiligen gesetzlichen Mehrwertsteuer.

     Der Mietzins ist im voraus, spatestens bis zum dritten Werktag eines Monats, an den Vermieter zu entrichten.

2. Die Mieterin wird eine Konzernburgschaft der Siemens AG in Hohe von drei Monatsmieten dem Vermieter aushandigen.

3. Der Mietzins ist auf der Grundlage der derzeitigen Lebenshaltungskosten vereinbart; er soll wertgesichert sein. Andert sich kunftig der vom Statistischen Bundesamt in Wiesbaden ermittelte Preisindex fur die Lebenshaltung aller privaten Haushalte, so erhoht oder vermindert sich im gleichen Verhaltnis die Hohe des monatlichen Mietzinses.

     Eine Anderung bleibt ausser Betracht, wenn sie vor dem 31.10.1989 erfolgt oder, wenn sich der Index um weniger als 10 Punkte andert. Der erhohte oder ermassigte Mietzins, ist erstmals in dem Monat zu bezahlen, in dem sich der Index gegenuber dem zum 31.10.1989 festgestellten Index um 10 Punkte erhot oder ermassigt hat. Nach Anpassung des Mietzinses auf Crund der vorstehenden Wertsicherungsklausel ist der Mietzins jeweils erneut bei einer Anderung des Index um 10 Punkte nach oben oder nach unten anzupassen. Eine Anderung des Mietzinses tritt jedoch dann nicht ein, wenn die Erhohung oder Verminderung auf Grund des genannten Vergleichsmassstabes weniger als 10 Punkte des zuletzt massgeblichen Index aussmachen wurde.

     Basisjahr ist das Jahr 1989 = 100.

     Keine Erhohung vor dem 31.05.1994.

     Die Vertragsparteien verpflichten sich, bei der Einholung der fur die Rechtswirksamkeit der vorstehenden Anpassungsklausel erforderlichen Genehmigung der Landeszentralbank mitzuwirken.
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4.   Die Mieterin ubernimmt die zu entrichtenden Nebenkosten wie folgt:

     Die Mieterin hat die fur das Mietobiekt anfallenden Betriebs- und Wartungskosten fur die Sammelheizung und Warmwasserversorgung zu bezahlen.

     Die Mieterin hat weiter zu erstatten die Kosten fur Wasser, Abwasser, Mullabfuhr, Kaminkehrer, Strassenreinigung, Reinigung der Hofflachen, Gartenpflege sowie die Grundsteuer, Betriebs- und Wartungskosten fur Aufzug (inkl. TUV), Kosten der Gewasserschadenshaftpficht, die Kosten der Haftpflichtversicherung. Stromkosten werden von der Mieterin direkt an den Stromgeber entrichtet. Zusatzlich samtliche Gebaudeversicherungen.


(S) 6 -  Heizung
- -------  -------

1.   Das Mietobjekt ist vom Vermieter mit einer Heizungsanlage ausgestattet.

2. Die Heizanlage muss so ausgelegt sein, dass in den Raumen der Mietobjekte eine Mindesttemperatur entsprechend der jeweils gultigen Arbeitsstatten-Verordnung gewahrleistet ist. Vermieter und Mieter stellen einvernehmlich fest, dass die Heizungsanlage bei Ubergabe der Mietraume den Heizungsanforderungen der Arbeitsstatten-Verordnung genugt. Sollten ohne Anderung der Arbeitsstatten-Verordnung die Heizungsanforderungen steigen, so wird der Vermieter auf Kosten der Mieterin fur eine Anderung der Heizanlage sorgen.


(S) 7 -   Schonheitsreparaturen und Instandhaltung
- -------  -----------------------------------------

1. Die wahrend der Vertragsdauer anfallenden Schonheitsreparaturen tragt die Mieterin.

2. Die bauliche Instandhaltung des Mietobjektes ist Angelegenheit des Vermieters. Reparaturen bis DM 1.000,-- im Einzelfall, sowie bis insgesamt DM 20.000,-- jahrlich sind Sache des Vermieters.

3. Die Mieterin hat fur Beschadigungen der Mietsache aufzukommen, ausgenommen Schaden durch hohere Gewalt.

4. Schaden an den Mietobjekten mussen von der Mieterin, sobald sie bekannt sind, unverzuglich dem Vermieter angezeigt werden.

5. Vor Beendigang des Mietverhaltnisses wird die Mieterin das Innere des Mietobjektes in einen Zustand bringen, der unter Berucksichtigung der ublichen Abnutzung dem
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     Zustand bei Beginn des Mietverhaltnisses entspricht. Die Vereinbarung des
     (S) 8 ist zu beachten.


(S) 8 -  Um- und Einbauten
- -------  -----------------

1. Die Mieterin ist berechtigt, das Mietobjekt mit eigenen Einbauten zu versehen und entsprechend ihren geschaftlichen Belangen auch bauliche Veranderungen vorzunehmen, insbesondere leicht zu entfernende Zwischenwande zu ziehen sowie elektrische und sonstige Installationen nach
     Zweckmassigkeit zu verandern.

     Daruber hinausgehende bauliche Massnahmen, insbesondere Um- und Einbauten, bedurfen der vorherigen schriftlichen Zustimmung des Vermieters, die nur aus wichtigem Grund verweigert werden darf. Grundsatzlih hat der Mieter vor Beendigung des Mietverhaltnisses den ursprunglichen Zustand auf seine Kosten wiederherzustellen.

2. Einrichtungen bzw. Einbauten, die die Mieterin eingebracht bzw. vorgenommen hat, mu sie vor Beendigung des Mietvertragsverhaltnisses wegnehmen, es sei denn, dass der Vermieter bereit ist, diese Gegenstande zum Zeitwert zu ubernehmen. Letzteres gilt nicht, wenn die Mieterin an der Wegnahme ein berechtigtes Interesse hat.

3. Der Vermieter darf bauliche Veranderungen die zur Erhaltung der Mietsache oder zur Abwendung drohender Gefahren notwendig werden, auch ohne die Zustimmung der Mieterin vornehmen. Bauliche Veranderungen, die in diesem Sinne zwar nicht notwendig, aber doch zweckmassig sind, durfen nur dann ohne Zustimmung der Mieterin vorgenommen werden, wenn sie diese nur unwesentlich beeintrachtigen.


(S) 9 -  Betreten der Mietsache durch den Vermieter
- -------  ------------------------------------------

     Der Vermieter darf nach Anzeige wahrend der ublichen Geschaftszeit die Mietflachen selbst oder durch Beauftragte, Kauf- oder Mietinteressenten besichtigen. Dies gilt auch, wenn die Durchfuhrung falliger
     Instandhaltungsarbeiten dies erfordert, ebenso bei drohender Gefahr.
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(S) 10 -  Unwirksamkeit vertraglicher Bestimmungen
- --------  ----------------------------------------

     Sollten eine oder mehrere Bestimmungen dieses Vertrages unwirksam sein oder werden, so wird dadurch die Wirksamkeit der ubrigen Bestimmungen nicht beruhrt. Die Parteien werden eine unwirksame Bestimmung durch eine wirksame unverzuglich ersetzen, die den wirtschaftlichen Gehalt der unwirksamen Bestimmung moglichst nahekommend verwirklicht.


(S) 11 -  Vertragsanderungen
- --------  ------------------

     Anderungen dieses Vertrages bedurfen der Schriftform; sie sind wie der Hauptvertrag zu unterzeichnen und werden als Nachtrag laufend numeriert dem Hauptvertrag angefugt.


(S) 12 -  Gerichtsstand
- --------  -------------

     Gerichtsstand ist Dachau.


(S) 3 -  Sonstiges
- -------  ---------

     Bestandteil dieses Mietvertrags ist Anlage 3, Tekturgenehmigung, Schreiben vom 06.03.990 Landratsamt Dachau.

Gunding, 10.08.1990           Gunding, 10.08.1990


 .../S/Josef Kranz...../S/M. Kranz...    .../S/Braun.../S/...
Vermieter                     Mieterin
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                          1. NACHTRAG ZUM MIETVERTRAG
                          ---------------------------

                                 vom 10.08.1990
                                 --------------



zwischen:           Herrn Josef Kranz/Frau Maria Kranz
                    Hauptstrasse 12
                    85232 Bergkirchen/Gunding

- - nachstehend "Vermieter" genannt -

und                 Rofin-Sinar GmbH
                    Neufeldstrasse 16
                    85232 Bergkirchen/Gunding

nachstehend "Mieterin" genannt -


Folgende Paragraphen erganzen sich wie folgt:


(S) 1 -  Mietobjekt
- -------  ----------


1. Der Vermieter vermietet an die Mieterin das zusatzlich zu errichtende Gebaude (gemass Anlage 1), das ausschliesslich zu gewerblichen Zwecken genutzt werden darf:


                        EG:   395 m/2/
                        OG:   395 m/2/
                        DG:   335 m/2/
                        ---   --------
        Gesamt:             1.125 m/2/

     - nachstehend "Mietflache" genannt -


(S) 3 -  Mietzeit
- -------  --------

1.   Das Mietverhaltnis beginnt mit Bezugsfertigkeit, voraussichtlich am
     01.11.1995 und lauft ab diesem Zeitpunkt, vorbehaltlich der Regelung im Satz 2, fest bis zum 31.10.2005. Die Mieterin kann das Mietverhaltnis vorzeitig erstmals zum 31.10.2000 mit einer Frist von einem Jahr kundigen.

     Diese Fristen gelten auch fur das im Mietvertrag vom 10.08.1990 bezeichnete Objekt.


(S) 5 -  Mietzins
- -------  --------

1. Der Mietzins betragt fur die im (S) 1 Punkt 2 des Hauptvertrages aufgefuhrten Mietflachen sowie die mitvermieteten Einrichtungen ab
     01.10.1995 monatlich DM 13,50 pro m/2/. Insgesamt ergibt sich eine Mietzins von monatlich DM 23.895,-- zuzuglich gesetzlicher Mehrwertsteuer.

     Fur das zusatzlich zu errichtende Gebaude betragt der Mietzins ebenso DM 13,50 pro m/2/, voraussichtlich DM 15.187,50 monatlich, zuzuglich gesetzlicher Mehrwertsteuer.

         voraussichtich DM 15.187,50 monatich, zuzuglich gesetzlicher Mehrwertsteuer.

(S) 7 -  Schonheitsreparaturen und Instandhaltung
- -------  ----------------------------------------

     Punkt 2 Reparaturen erhoht sich im Einzelfall auf DM 1.500,--.


Alle anderen Paragraphen des Hauptmietvertrages bleiben unverandert.

Gunding, 23.10.1995                             Gunding, 23.10.1995


 .../S/Josef Kranz...../S/M. Kranz...            .../S/Braun.../S/...
Vermieter                                       Mieterin